UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service:	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2023

Item #1(a). Reports to Stockholders.
1(b). Not applicable.

OTG Latin America Fund

ANNUAL REPORT

For the year ended March 31, 2023

OTG Latin America Fund

OTG Latin America Fund

ANNUAL REPORT

OTG Latin America Fund

Dear Shareholder:

On May 8, 2023 we will reach our fourth year of operations. It is worth highlighting that OTG Latin America Fund (the “Fund” or “OTGAX”) was launched with the intention of providing an investment vehicle to those investors seeking investment alternatives in the Latin American Region – from Mexico all the way to Argentina, excluding the Caribbean. As such and by design, our intention was, and is, to invest agnostically between different sectors, industries, currencies, company sizes etc., in one single investment vehicle as economies and businesses move along different stages of each particular cycle.

We continue to believe that OTGAX`s flexible investment strategy coupled with the fact that our entire investment management team - born and raised in the region, currently based “on the ground” - provides a unique perspective, a unique viewing lens. Throughout our travels and due diligence visits, we at OTG Asset Management, Ltd. (as advisors to the Fund) remain on the outlook for investment opportunities to be found in the region.

As in previous years, efforts were made to have at least 80% of the portfolio invested in the Latin American Region, though investments were not made in all countries that make up the region. We moderately invested the remaining portion of the Fund`s portfolio that was not allocated to the region in US markets as well as securities we found attractive in the European markets. A more detailed composition of the portfolio holdings can be found in the Schedule of Investments.

I would now like to share with you some thoughts on the events that transpired in the last year:

This last fiscal year showed a shift in the dynamics of the global economy in general. Political unrest, social turmoil and the adoption of drastic austerity measures on behalf of certain governments added to the volatility of almost all international capital markets. Perhaps the event that had the most repercussions across emerging markets and developed markets alike is related to the US Fed`s decision to start raising interest rates. Though the cutback of economic stimulus could be seen as a reflection of stronger US economic growth, decreasing unemployment rates and increased US consumption, the possibility of an increase of interest rates became real. The main adverse condition we assessed was not only a decrease in the prices of bonds to allow for higher reference interest rates, but rather the unprecedented levels of funds flowing out of markets (Latin America included) back to the US in search of investment alternatives. The sustained and drastic outflow of funds lead to lower valuation of

ANNUAL REPORT

OTG Latin America Fund

Shareholder Letter - continuedMarch 31, 2023

stocks and bonds as well as a depreciation of foreign exchanges rates, reducing the relative value of investments. To this day, the outflow of funds has diminished significantly, yet a reversal in the direction of the flow is not categorical.

Finally, it is worth mentioning that despite these external shocks, most of the Latin America Markets closed the year in positive territory. These markets benefited from high exposure to commodities and its surge of prices.

More specifically, we have seen an increase in the prices of minerals (lead mainly by gold, silver, copper and lithium) coupled with a higher in overall demand for commodities worldwide. Though China has a profound impact on the world economy as a whole, we particularly witnessed an impact on the valuations of securities of Chilean, Peruvian and Brazilian companies that obtain their revenues from exports to China. We expect a continued improvement after China`s opening after the imposed covid restrictions which lifted just recently. Also worth mentioning, is that during this last fiscal year, the Mexican economy surprisingly slowed down, driven mainly by a significant, prolonged cutback in government expenditures as the new administration placed projects on hold, crafted new reforms and transitioned onto a new term. “Interim policies” slowed the economy even further, negatively affecting the homebuilding, construction, infrastructure, telecommunications and financial sectors. Promising economic reforms were finally passed by the Mexican Congress, but will take time to materialize. We also note that even though we have no investments in several countries within the region, the spillover effects of the challenges faced by some administrations affected the revenues generated by international companies that derive revenues from these markets. Overall, however, we witnessed firsthand the maturity and pro-activeness demonstrated by Latin America as a whole via the deployment of monetary and fiscal policies to spur economic growth while mitigating external shocks.

Our portfolio turnover rate for the past year was 67.32%, which we believe is moderate given the dynamic conditions found in the region and when considering the reduction in stimulus on behalf of the US Federal Reserve.

Performance for the one-year period ended March 31, 2023 for the Class A Shares has netted a return of -8.84% (this indicator excludes the impact of the maximum sales charge). We have selected the MSCI (EM Latin America Index) as the benchmark, which had a return of -0.07% during the same period.

ANNUAL REPORT

OTG Latin America Fund

Shareholder Letter - continuedMarch 31, 2023

In our view, the Region has and is undergoing an adjustment to external economic conditions, having fared more favorably and with more resilience than other regions of the world. A review of the macroeconomic conditions from the region reaffirms our optimistic outlook as none of the fundamental factors have been altered or significantly deteriorated. The demographics that shape Latin America today, mainly a young workforce, sustained population growth, an overall increase in purchasing power from a larger middle class and identifiable consumer needs along internal demand for products and services from the Region and across the region should continue to create favorable target markets for companies. We believe the abundance of natural resources; a growing internal consumer base and natural market tendencies will allow companies to deploy aggressive regional/multi-country market penetration and positioning strategies in the upcoming years.

A reshape of the global economy and the dynamics within the region will vary widely. We believe valuations across the region are unsustainably low; Latin America has the lowest price-to-earnings (P/E) ratio(1) relative to every other region. This can be attractive and a great opportunity as part as diversification in someone`s portfolio; and addition, the low correlation between Latin American markets and the US give also a very interesting alternative for someone who looks outside of the US.

As always, we will be monitoring and analyzing changes, from an economic, political and social perspectives as an effort to identify these opportunities.

We appreciate you being a shareholder!

Sincerely,

Mauricio Alvarez

Portfolio Manager of OTG Latin America Fund & C.E.O. of
OTG Asset Management, Ltd.

La Paz, Bolivia

(1)Price-to-earnings ratio, also known as P/E Ratio or P/E, is the ratio of a company’s share price to the company’s earnings per share.

ANNUAL REPORT

OTG Latin America Fund

Shareholder Letter - continuedMarch 31, 2023

Mutual fund investing involves risk, including possible loss of principal. The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards, less stringent regulation of securities markets and differences in accounting methods. Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. The Fund’s performance is expected to be closely tied to social, political, and economic conditions within the Latin American region and may be more volatile than the performance of funds that invest in more developed countries and/or in more than one region. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. The Fund is actively managed. An investment in the Fund is subject to the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2023 and are subject to change at any time. For performance data current to the most recent month-end, please call 800-673-0550.

The Advisor waived or reimbursed part of the Fund’s total annual operating expenses. Had the Advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower. The Fund’s gross expense ratio as of the most recent prospectus for the Class A shares is 2.73%. The net expense ratio is 1.95%, which reflects contractual fee waivers through July 31, 2024.

Must be preceded or accompanied by a current prospectus.

Foreside Fund Services, LLC is the distributor and OTG Asset Management Ltd (“the Advisor”) is the investment advisor to the Fund.

ANNUAL REPORT

OTG Latin America Fund

COMPARISON OF $10,000 INVESTMENT IN OTG LATIN AMERICA FUND
CLASS A SHARES VS. MSCI EMERGING MARKETS LATIN AMERICA INDEX
$11
$10
$9
$8
$7
$6
$5
Thousands
$8,842
$8,400
$8,118
5/8/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
OTG Latin America Fund with load
MSCI EM Latin America Index
OTG Latin America Fund no load

	Class A Shares
	Total Return One Year Ended 3/31/2023	Average Annual Return Since Inception 5/8/2019 to 3/31/2023
OTG Latin America Fund
without load	-8.84%	-3.11%
with load	-13.39%	-4.38%
MSCI EM Latin America Index	-18.33%	-5.21%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges. Performance with load reflects the Class A Shares maximum sales charge of 5.00%. Performance without load does not reflect the maximum sales charge.

The MSCI Emerging Markets Latin America Index captures large and mid cap representation across 6 Emerging Markets (EM) countries in Latin America. With 112 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Returns do not include dividends and distributions and are expressed in US dollars.

ANNUAL REPORT

OTG Latin America Fund

Portfolio Compositionas of March 31, 2023 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Corporate Bonds	2.78%
Common Stocks:
Financials	33.76%
Consumer Staples	19.07%
Materials	18.73%
Energy	4.80%
Utilities	4.20%
Information Technology	3.84%
Communication Services	2.86%
Consumer Discretionary	2.25%
Industrials	1.65%
Money Market Fund	1.63%
Total Investments	95.57%

Options Written:
Call Options	(0.01%	)
Total Options Written	(0.01%	)

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of InvestmentsMarch 31, 2023

		Shares	Value
2.78%	CORPORATE BONDS

0.58%	COLUMBIA
	Banco GNB Sudameri SA, 7.051%^ (T 1.875% 3/31/2022 + 4.561%), 4/3/2027	100,000	$87,690

0.09%	MEXICO
	Unifin Financiera SA, 7.250%, 9/27/2023	200,000	7,000
	Unifin Financiera SA, 7.375%, 2/12/2026	200,000	7,000
			14,000

2.11%	PERU
	Peru Lng S.R.L., 5.375%, 3/22/2030	300,000	239,887
	Volcan Cia Minea SAA, 4.375%, 2/11/2026	95,000	78,645
			318,532

2.78%	TOTAL CORPORATE BONDS		420,222
	(Cost: $ 871,174)

91.16%	COMMON STOCKS

38.64%	BRAZIL
	Ambev S.A. ADR	93,000	262,260
	Atacadao S.A.	108,140	265,205
	Banco Bradesco S.A. ADR	336,579	881,837
	Banco BTG Pactual SA-Unit	78,000	301,631
	Banco Santander (Brasil) S.A.	39,000	206,756
	EDP - Energias do Brasil SA	52,600	231,739
	Gerdau S.A. ADR	63,787	314,472
	Itau Unibanco Holdings S.A. ADR	96,100	468,007
	MRV Engenharia	199,500	251,124
	NU Holdings LTD(A)	49,700	236,572
	Pageseguro Digital Ltd.(A)	28,500	244,245

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2023

		Shares	Value
	Petroleo Brasileiro S.A. ADR	69,550	$725,407
	Sendas Distribuidora S/A	12,444	191,638
	Suzano Papel E Celul	56,900	467,149
	Vale S.A. ADR	50,300	793,734
			5,841,776

13.24%	CHILE
	Aguas Andinas S.A.	400,000	113,374
	Banco DE Credito Inversion	7,703	225,788
	Cencosud SA	146,600	283,281
	Enel Chile SA	2,500,000	136,371
	Itau Corpbanca(A)	107,668,957	265,349
	SMU SA	2,904,500	532,419
	Sociedad Mariz Saam SA	877,601	95,545
	Sociedad Quimica y Minera de Chile SA	4,300	348,558
			2,000,685

4.35%	COLOMBIA
	Bancolumbia S.A. Spons ADR	11,880	298,544
	Cementos Argos S.A.	202,462	131,207
	Grupo Aval Acciones y Valores S.A.	1,899,000	227,904
			657,655

16.50%	MEXICO
	Alpek SA de CV	266,700	296,448
	America Movil SAB de CV	8,500	178,925
	American Movil SAB de C-Ser L	241,000	254,107
	Cemex SAB-Spons ADR(A)	58,000	320,740
	Fomento Economico Mexicano S.A.B. de C.V. ADR	37,952	361,302
	Fomento Economico MEX-SP ADR	2,750	261,773
	Genetera S.A.B de C.V	242,500	265,243
	Grupo Financiero Banorte-O	37,800	318,258
	Wal-Mart de Mexico S.A.B. de C.V.	59,600	238,135
			2,494,931

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2023

		Shares	Value
8.40%	PERU
	Alicorp S.A.A.	142,155	$245,564
	Banco BBVA Peru SA	345,988	159,992
	Cementos Pascasmayo S.A.A.	150,000	159,456
	Ferreyros SA	268,133	153,207
	Inretail Peru Corp.	7,229	240,726
	Intercorp Financial Services	13,599	310,329
			1,269,274

0.62%	SPAIN
	Banco Santander S.A. ADR	1,272	4,694
	Codere Online Luxembourg, S.A.	30,000	88,500
			93,194

9.41%	UNITED STATES
	Bank of America Corp.	3,500	100,100
	Citigroup, Inc.	3,340	156,613
	CreditCorp Ltd.	2,470	327,003
	Globant S.A.	1,680	275,537
	Microsoft Corp.	495	142,709
	Nextera Energy, Inc.	2,000	154,160
	Qualcomm, Inc.	1,275	162,665
	Wells Fargo & Co.	2,800	104,664
			1,423,451

91.16%	TOTAL COMMON STOCKS		13,780,966
	(Cost: $13,711,354)

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2023

		Shares	Value
1.63%	MONEY MARKET FUND
	Morgan Stanley Institutional Liquidity Fund
	Institutional Class 4.73%(B)	246,499	$246,499
	(Cost: $246,499)

95.57%	TOTAL INVESTMENTS		14,447,687
	(Cost: $14,829,027)
4.43%	Other assets, net of liabilities		669,134
100.00%	NET ASSETS		$15,116,821

(A)Non-income producing

(B)Effective 7 day yield as of March 31, 2023

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

^Rate is determined periodically. Rate shown is the rate in effect on March 31, 2023.

(0.01%)	OPTIONS WRITTEN

	Description	Number of Contracts	Notional Amount	Exercie Price	Expiration Date	Value

	CALL OPTIONS
	Petrobras SA ADR	150	$156,450	$12.00	4/21/2023	$(600)
	Vale SA-SP ADR	50	$78,900	$17.00	4/21/2023	(700)
						(1,300)

(0.01%)	TOTAL OPTIONS WRITTEN					$(1,300)
	(Premiums received: ($8,488))

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Statement of Assets and LiabilitiesMarch 31, 2023

ASSETS
Investments at value (cost of $14,829,027) (Note 1)	$14,447,687
Cash	16,064
Segregated cash	599,453
Dividends and interest receivable	47,746
Receivable for fund shares sold	33
Prepaid expenses	21,164
TOTAL ASSETS	15,132,147

LIABILITIES
Options written at value (premiums received of $8,488)	1,300
Accrued 12b-1 fees	4,519
Accrued custody fees	4,260
Accrued accounting, administration and transfer agent fees	5,125
Other accrued expenses	122
TOTAL LIABILITIES	15,326
NET ASSETS	$15,116,821

Net Assets Consist of:
Paid-in-capital applicable to 1,964,315 no par value shares of beneficial interest outstanding, unlimited shares authorized	$16,469,028
Distributable earnings (deficit)	(1,352,207)
Net Assets	$15,116,821

NET ASSET VALUE PER SHARE
Class A Shares
Net Assets	$15,116,821
Shares Outstanding	1,964,315
Net Asset Value and Redemption Price Per Share	$7.70
Maximum Offering Price Per Share(1)	$8.11
Redemption Price Per Share(2)	$7.55

(1)Includes maximum offering price per share with sales charge of 5.00%.

(2)Redemption Price Per Share of 2% on the proceeds redeemed within 60 days of purchase.

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Statement of OperationsYear Ended March 31, 2023

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $46,542)	$995,545
Interest	63,114
Total investment income	1,058,659

EXPENSES
Investment advisory fees (Note 2)	163,685
12b-1 fees (Note 2)	37,201
Recordkeeping and administrative services (Note 2)	41,985
Accounting fees (Note 2)	49,531
Custody fees	25,840
Transfer agent fees (Note 2)	15,963
Professional fees	43,124
Filing and registration fees	1,601
Trustee fees	11,822
Compliance fees	7,600
Shareholder servicing and reports	27,383
Insurance	3,668
Proxy expense	39,992
Other	15,887
Total expenses	485,282
Management fee waivers (Note 2)	(155,121)
Net Expenses	330,161
Net investment income (loss)	728,498

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	98,919
Net realized gain (loss) on options written	44,793
Net realized gain (loss) on foreign currency transactions	4,079
Total net realized gain (loss)	147,791
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(2,580,264)
Net increase (decrease) in unrealized appreciation (depreciation) on options written	7,188
Total net increase (decrease) in unrealized appreciation (depreciation)	(2,573,076)
Net realized and unrealized gain (loss) on investments	(2,425,285)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,696,787)

OTG Latin America Fund

Statement of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Years ended March 31,
	2023	2022
Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$728,498	$542,868
Net realized gain (loss) on investments, bonds, options written and foreign currency transactions	147,791	(41,119)
Net increase (decrease) in unrealized appreciation (depreciation) of investments, bonds and options written	(2,573,076)	2,195,726
Increase (decrease) in net assets from operations	(1,696,787)	2,697,475

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(817,534)	(885,008)
Decrease in net assets from distributions	(817,534)	(885,008)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	382	25
Distributions reinvested	817,533	885,008
Shares redeemed	(1,558,309)	(774)
Increase (decrease) in net assets from capital stock transactions	(740,394)	884,259

NET ASSETS
Increase (decrease) during year	(3,254,715)	2,696,726
Beginning of year	18,371,536	15,674,810
End of year	$15,116,821	$18,371,536

OTG Latin America Fund

Financial Highlights

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	Class A
	Years ended March 31,			Period May 8, 2019(2) through March 31, 2020
	2023	2022	2021
Net asset value, beginning of period	$8.96	$8.11	$5.83	$10.00
Investment activities
Net investment income (loss)(1)	0.38	0.28	0.05	0.12
Net realized and unrealized gain (loss) on investments	(1.21)	1.02	2.29	(4.15)
Total from investment activities	(0.83)	1.30	2.34	(4.03)
Distributions
Net investment income	(0.37)	(0.27)	(0.06)	(0.11)
Net realized gain	(0.06)	(0.18)	—	(0.03)
Total distributions	(0.43)	(0.45)	(0.06)	(0.14)
Net asset value, end of period	$7.70	$8.96	$8.11	$5.83
Total Return(3)	(8.84%)	17.12%	40.12%	(40.90%)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross(5)	3.26%	2.77%	2.93%	3.46%
Expenses, net of waivers	2.22%	1.99%	2.07%	2.17%
Net investment income (loss)	4.90%	3.32%	0.64%	1.45%
Portfolio turnover rate(3)	67.32%	79.68%	250.37%	296.18%
Net assets, end of period (000’s)	$15,117	$18,372	$15,675	$6,831

(1)Per share amounts calculated using the average shares outstanding during the period.

(2)Commencement of operations.

(3)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(4)Ratios to average net assets have been annualized for periods less than one year.

(5)Ratio of total expenses before management fee waivers, excluding proxy costs, would have been 2.99% for the year ended March 31, 2023, 2.73% for the year ended March 31, 2022, 2.81% for the year ended March 31, 2021 and 3.24% for the period May 8, 2019 through March 31, 2020.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial StatementsMarch 31, 2023

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The OTG Latin America Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified open-end management company. The Fund commenced operations on May 8, 2019. The Fund offers Class A and Institutional Class shares. As of March 31, 2023, the Fund had no Institutional Class shares outstanding.

The investment objective of the Fund is to seek long-term capital appreciation through investments in the equity securities of companies located in Latin America.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund records investments at fair value. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Investments in securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust’s Board of Trustees (the “Board”), which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

purchase or redeem shares of the Fund. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to OTG Asset Management, Ltd. (the “Advisor”) as the Valuation Designee pursuant to the Fund’s policies and procedures. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable for a portfolio security as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of March 31, 2023:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Corporate Bonds	$—	$420,222	$—	$420,222
Common Stocks	13,780,966			13,780,966
Money Market Fund	246,499	—	—	246,499
	$14,027,465	$420,222	$—	$14,447,687
Liabilities
Options Written	$—	$(1,300)	$—	$(1,300)

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

There were no transfers into or out of any levels during the year ended March 31, 2023. The Fund held no Level 3 securities at any time during the year ended March 31, 2023.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

Reclassification of Capital Accounts

GAAP requires certain components of net assets related to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2023, there were no such reclassifications.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund may engage in selling securities short. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund’s custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At March 31, 2023, the Fund held no securities sold short.

Derivatives

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the Fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk.

The following are the derivatives held by the Fund on March 31, 2023.

Derivative	Fair Value Liability Derivatives
Call options written	$(1,300)*

*Statement of Assets and Liabilities location: Options written at value.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended March 31, 2023 is as follows:

Derivative	Realized Gain (Loss) On Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Call options written	$22,930	$7,188
Put options written	21,863	—
	$44,793	$7,188

*Statement of Operations location: Net realized gain (loss) on options written.

**Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on options written.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

The effect of the derivative instruments on the Statements of Operations for the year ended March 31, 2023, serve as indicators of the volume of financial derivative activity for the Funds. The following indicates the average monthly volume for the period:

Average notional value of:
Options written	$(166,281)

Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor provides investment services for an annual fee of 1.10% of average daily net assets of the Fund.

The Advisor earned and waived management fees for the year ended March 31, 2023 as follows:

Management Fee Earned	Management Fee Waived
$ 163,685	$ 155,121

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.70% of the average daily net assets of the Fund. This agreement is in effect until July 31, 2024. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amounts of recoverable reimbursements as of March 31, 2023 are as follows:

Recoverable Waivers and/or Reimbursements and Expiration Date
2024	2025	2026	Total
$116,742	$127,803	$155,121	$399,666

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees. The Plan provides that the Fund may pay a fee at an annual rate of up to 0.25% of average net assets of the Class A shares in consideration for distribution related services.

The Fund has adopted a shareholder services plan. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the year ended March 31, 2023, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Class A	12b-1	$37,201

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant and transfer and dividend disbursing agent. For its services, fees to CFS are computed daily and paid monthly. For the year ended March 31, 2023, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$36,291	$14,808	$32,510

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. J. Stephen King, Jr., Assistant Secretary of the Trust, is a Partner of Practus LLP. Gino E. Malaspina, Assistant Secretary of the Trust, serves as Counsel of Practus, LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Malaspina receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended March 31, 2023, were as follows:

Purchases	Sales
$10,326,093	$9,050,888

The above amounts do not include $104,089 of premiums received from options written.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

	Year ended March 31, 2023	Year ended March 31, 2022
Distributions paid from:
Ordinary income	$817,534	$885,008

As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income (loss)	$7,838
Undistributed capital gains	42,321
Other losses	(362,352)
Net unrealized appreciation (depreciation)	(1,040,014)
$(1,352,207)

For tax purposes, the Fund had a current year post October capital loss of $362,352. These losses will be recognized on the first business day of the Fund’s fiscal year, April 1, 2023.

As of March 31, 2023, the cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 15,486,401	$ 1,551,713	$ (2,591,727)	$(1,040,014)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable to the deferral of wash sale losses.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

NOTE 5 –TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended March 31, 2023	Year ended March 31, 2022
Shares sold	50	3
Share reinvested	112,857	116,143
Shares redeemed	(198,242)	(95)
Net increase (decrease)	(85,335)	116,051

NOTE 6 – BORROWINGS AND RISKS

The Fund may engage in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

The Fund has a leverage agreement with Interactive Brokers. During the year ended March 31, 2023, the Fund had no borrowings.

NOTE 7 – ADVANCES

The Fund has a custody agreement with UMB Bank N.A. (“Custodian”) which allows overdrafts (“Advances”). Any such Advance shall not exceed the Fund’s or the 1940 Act’s limitation concerning borrowings. The Fund accrues interest on these Advances at a rate agreed upon in writing from time to time by the Custodian and the Fund. During the year ended March 31, 2023, there were no borrowings.

NOTE 8 – SECTOR RISK

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2023, the Fund had 33.76%, 19.07% and 18.73% of the value of its net assets invested in securities within the Financials, Consumer Staples and Materials sectors, respectively.

NOTE 9 – OTHER RISKS FOR THE FUND

Market Disruption and Geopolitical Events. Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries, as well as the continuing effect of COVID-19, may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2023

Cyber Security Risk. Failures or breaches of the electronic systems of the Advisor and the Fund’s other service providers, market makers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests.

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

OTG Latin America Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of
OTG Latin America Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of OTG Latin America Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 8, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 8, 2019 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

ANNUAL REPORT

OTG Latin America Fund

Report of Independent Registered Public Accounting Firm - continued

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2023

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and executive officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, unless otherwise indicated.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Non-Interested Trustees

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (68) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	Independent Trustee for the eleven series of the ETF Opportunities Trust (registered investment company)
Mary Lou H. Ivey (65) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), from 2008-2021.	20	Independent Trustee for the eleven series of the ETF Opportunities Trust (registered investment company)
Theo H. Pitt, Jr. (87) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the eleven series of that trust; and ETF Opportunities Trust for the eleven series of that trust; (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Officers Who Are Not Trustees

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (59) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. October 2013 - present.
Karen M. Shupe (59) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (68) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (54) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King, Jr. (60) Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; Senior Vice President and Associate General Counsel, The TCW Group, Inc. (investment management firm), 2017 to 2019.
Gino E. Malaspina (55) Assistant Secretary	Indefinite, Since November 2022

Attorney, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.

Holly B. Giangiulio (61) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright (50) Assistant Secretary	Indefinite, Since May 2022	Fund Administrator, Commonwealth Fund Services, Inc., 2016 to present.
Julian G. Winters (54) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Voting Proxies On Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at https://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov.

ANNUAL REPORT

OTG Latin America Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2022, and held for the six months ended March 31, 2023.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

OTG Latin America Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During the Period Ended 3/31/23*
Class A Actual	$1,000.00	$1,056.79	2.48%	$12.72
Class A Hypothetical**	$1,000.00	$1,012.57	2.48%	$12.44

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses.

ANNUAL REPORT

OTG Latin America Fund

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this annual report.

Investment Adviser:

OTG Asset Management, Ltd.
Calle Ayacucho No. 277
La Paz, Bolivia

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Transfer Agent, Fund Accountant and Administrator:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Custodian:

UMB Bank
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f) The code of ethics is attached hereto as exhibit13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,450 for 2023 and $14,750 for 2022.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,600 for 2023 and $2,500 for 2022. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $1,000 for 2023 and $1,000 for 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant’s principal  accountant to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)        Not applicable.

(i)        Not applicable.

(j)        Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)       Schedule filed under Item 1 of the Form.

(b)        Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Solicitations to purchase securities under Rule 23c-1 under the Act: Not applicable.

(a)(4) Change in registrant’s independent public account: Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 8, 2023

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 8, 2023

* Print the name and title of each signing officer under his or her signature.